GREAT PLAINS FUNDS

                            Federated Investors Tower
                       Pittsburgh, Pennsylvania 15222-3779
                                 (412) 288-1900



                                  July 11, 1997



Securities and Exchange Commission
EDGAR Operations Branch
450 Fifth Street, N.W.
Washington, DC 20549

      Re: GREAT PLAINS FUNDS

      Enclosed please find Form N-18F-1 which is being filed pursuant to Rule 18f-1 under the Investment Company Act of 1940, as Notification of Election by GREAT PLAINS FUNDS.

                                                       Very truly yours,



                                                     /s/ Cathy C. Ryan
                                                     Cathy C. Ryan
                                                     Compliance Specialist